UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2005

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

406 West Main Street, Abingdon, Virginia		24210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 14, 2005, the registrant's Colorado mining subsidiary NATIONAL KING COAL LLC and related trucking subsidiary Gallup Transportation and Transloading Company, LLC (collectively, "NKC") sold substantially all of their assets to an unrelated third party for cash in the amount of $4.4 million, plus an amount in cash equal to the fair market value of NKC’s coal inventory, and the assumption by the buyer of certain liabilities of NKC. The transaction was completed pursuant to an Asset Purchase Agreement dated April 14, 2005, by and among NKC and the buyer, which is attached to this report as Exhibit 2.1.

For the year ended December 31, 2004, NKC contributed revenues of $17.0 million, a net operating loss of $6.5 million after an asset impairment charge of $5.1 million, and negative EBITDA, as adjusted, of $5.8 million on 0.5 million tons of steam coal sold. We define and reconcile EBITDA, as adjusted, and explain its importance, in note (4) to the Unaudited Pro Forma Condensed Statement of Operations and Other Financial Data that is included in Exhibit 99.1 attached to this report. NKC controlled 10.2 million tons of proven and probable steam coal reserves at December 31, 2004.

In connection with the closing of the transaction, NATIONAL KING COAL LLC was renamed NatCoal LLC, and Gallup Transportation and Transloading Company, LLC was renamed GTTC LLC.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

Pro forma financial information relating to the disposition of certain assets of NKC, as described above, is filed as Exhibit 99.1 of this Report and incorporated herein by reference.

(c) Exhibits. The following exhibit is included with this Form 8-K:

Asset Purchase Agreement dated April 14, 2005, by and among Gallup Transportation and Transloading Company, LLC, NATIONAL KING COAL LLC and NKC Acquisition, LLC, is filed as Exhibit 2.1 of this Report and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

April 15, 2005	By:	Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement dated April 14, 2005, by and among Gallup Transportation and Transloading Company, LLC, NATIONAL KING COAL LLC and NKC Acquisition, LLC
99.1	Pro forma financial information